                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 10, 2004
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                              75-1872487
         Delaware                    0-24956                 (IRS Employer
      (State or Other        (Commission File Number)     Identification No.)
      Jurisdiction of
      Incorporation)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (800) 257-4335
              (Registrant's Telephone Number, Including Area Code)
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit

Exhibit
Number      Description of Document
------      -----------------------
            The following exhibit is not filed but is furnished as described below.

99.1        Press Release, dated May 10, 2004, issued by Associated Materials
            Incorporated.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 10, 2004, Associated Materials Incorporated issued a press release announcing results for its first quarter ended April 3, 2004. A copy of the press release is attached as Exhibit 99.1 hereto. The information furnished in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASSOCIATED MATERIALS
                                                INCORPORATED

Date:  May 10, 2004                             By:   /s/ D. Keith LaVanway
                                                    ------------------------
                                                    D. Keith LaVanway
                                                    Vice President - Chief
                                                    Financial Officer,
                                                    Treasurer and Secretary




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